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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 5, 2007


                               CHINA DIRECT, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


         Florida                        0-26415                13-3876100
--------------------------------  ----------------------  --------------------
(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                 File Number)         identification No.)


    5301 North Federal Highway, Suite 120, Boca Raton, Florida        33487
 ----------------------------------------------------------------  -----------
        (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   (561) 989-9171
                                                     ---------------


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

      On July 9, 2007 China Direct, Inc. (the "Company") is extending an offer to all holders of Class B Warrants to reduce the exercise price on the Class
B Warrants from $10.00 per share to an exercise price of $3.00 per share for a temporary period and on the conditions described below.


    Commencing at 8:00 AM EDST on July 9, 2007, effective through 4:00 PM EDST on July 17, 2007, (the "Reduction Offer Window"), the Company will temporarily reduce the exercise price on up to a maximum of 1,427,500 Class B Warrants.
For this temporary period the exercise price will be reduced from $10.00 per share to an exercise price of $3.00 per share. The Class B Warrants during the Reduction Offer Window may only be exercised for cash and not on a cashless basis. At the conclusion of the offer period or prior if 1,427,500 Class B Warrants are exercised, all remaining Class B Warrants held at 4:00 PM EDST on July 17, 2007, which have not been exercised, will remain at their original exercise price of $10.00 per share. The Company reserves the right to limit in an equitable manner the exercise of Class B Warrants by any investor or group of investors as necessary to comply with the terms hereof. A supplement dated July 5, 2007 to the Company's Final Prospectus dated
January 22, 2007 has been filed with the Securities and Exchange Commission.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CHINA DIRECT, INC.

                                      By:      /s/ James Wang
                                      -------------------------------------
                                                   James Wang
                                                   Chief Executive Officer

Dated:  July 6, 2007